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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)     June 17, 2002
                                                --------------------------------

                             VINTAGE PETROLEUM, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


     Delaware                    1-10578                     73-1182669
------------------          ---------------------     -------------------------
 (State or other             (Commission File             (IRS Employer
 jurisdiction of                 Number)                 Identification No.)
 incorporation)


110 West Seventh Street, Tulsa, Oklahoma                      74119
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 (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code      (918) 592-0101
                                                   -----------------------------


                                 Not applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)



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Item 5.         Other Events.
                ------------

                A copy of the Registrant's press release dated June 17, 2002, is attached as an exhibit hereto and incorporated herein by reference.

Item 7.         Financial Statements and Exhibits.
                ---------------------------------

                (c)  Exhibits.

                     99 Press release dated June 17, 2002, issued by the Registrant.



                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    VINTAGE PETROLEUM, INC.



Date:   June 17, 2002               By: /s/ William L. Abernathy
                                        ----------------------------------------
                                        William L. Abernathy
                                        Executive Vice President

                                      -2-

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                                  Exhibit Index

Exhibit
Number                                  Description
------           -----------------------------------------------------------

99               Press release dated June 17, 2002, issued by the Registrant.